Prospectus Supplement

John Hancock Variable Insurance Trust (the Trust)

High Yield Trust (the fund)

Supplement dated September 26, 2024 to the current Summary Prospectus (the Summary Prospectus), as may be supplemented

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The following information supplements and supersedes any information to the contrary relating to the fund contained in the current Summary Prospectus.

At its meeting held on September 24-26, 2024, the Trust’s Board of Trustees (the Board) approved changing the subadvisor for the fund from Western Asset Management Company, LLC (WAMCO) to Manulife Investment Management (US) LLC (Manulife IM (US)) effective on or about February 7, 2025 (the Effective Date) subject to approval by shareholders of the fund. Western Asset Management Company Limited will no longer serve as sub-subadvisor to the Fund as of the Effective Date. Manulife IM (US) is an affiliate of the advisor to the fund and is an indirect wholly owned subsidiary of Manulife Financial Corporation. The Board also approved a reduction in the fund’s management fee schedule as of the Effective Date.

A meeting of the shareholders of the fund has been scheduled for January 15, 2025, to seek approval of the subadvisor change. Subject to regulatory and shareholder approval, the subadvisor change is scheduled to occur on the Effective Date.

In connection with the changes described above, and contingent upon shareholder approval of the subadvisor change, the Summary Prospectus is hereby amended as of the Effective Date as follows:

1.	All references to WAMCO are deleted and replaced with Manulife IM (US) as the subadvisor with respect to the fund.

2.	All references to Western Asset Management Company Limited are deleted.

3.	The “Investment objective” is revised and restated in its entirety as follows:

The fund seeks high current income. Capital appreciation is a secondary goal.

4.	The “Principal investment strategies” are revised and restated in their entirety as follows:

Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. and foreign fixed-income securities rated BB/Ba or lower and their unrated equivalents. Bonds that are rated at or below BB by S&P Global Ratings (S&P) or Fitch Ratings, Inc. (Fitch Ratings) or Ba by Moody’s Investors Service, Inc. (Moody’s) are considered junk bonds. These may include, but are not limited to, domestic and foreign corporate bonds, government obligations, debentures and notes, convertible securities, preferred securities, and domestic and foreign government obligations. No more than 10% of the fund’s total assets may be invested in securities that are rated in default by S&P or Moody’s. The fund’s investment policies are based on credit ratings at the time of purchase. There is no limit on the fund’s average maturity.

In managing the fund’s portfolio, the manager focuses on industry allocation and securities selection, deciding which types of industries to emphasize at a given time and then which individual securities to buy. The manager uses top-down analysis to determine which industries may benefit from current and future changes in the economy.

The fund may hold up to 20% of its total assets in the securities of companies in any one industry and up to 10% of its total assets in the securities of any individual issuer.

In choosing individual securities, the manager uses bottom-up research to find securities that appear comparatively undervalued. The manager looks at the financial condition of the issuers, as well as the collateralization and other features of the securities themselves. The fund typically invests in a broad range of industries.

The fund may invest in both investment-grade and below-investment-grade asset-backed securities, including asset-backed securities rated BB/Ba or lower by S&P, Fitch Ratings or Moody’s and their unrated equivalents.

The fund may use certain higher-risk investments, including restricted or illiquid securities, bank loans and derivatives, which include futures contracts on securities, indexes and foreign currency; options on futures contracts, securities, indexes and foreign currency; interest-rate, foreign currency and credit default swaps; and foreign currency forward contracts, in each case for the purposes of reducing risk, obtaining efficient market exposure, and/or enhancing investment returns. Direct investments in loans may be illiquid and holding a loan could expose the fund to the risk of being a direct lender. In addition, the fund may invest up to 20% of its assets in U.S. and foreign common stocks of companies of any size.

The manager considers environmental, social, and/or governance (ESG) factors, alongside other relevant factors, as part of its investment process. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The ESG characteristics utilized in the fund’s investment process may change over time and one or more characteristics may not be relevant with respect to all issuers that are eligible fund investments.

The fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and increase your taxable distributions.

The fund may temporarily invest its assets extensively in investment-grade short-term securities or part or all its assets in cash or cash equivalents for the purpose of meeting redemption requests or making other anticipated cash payments.

5.	The “Principal risks” section of the prospectus is revised to remove “Repurchase agreements risk” and add the following risks:

Defaulted debt risk. Investing in defaulted debt securities is speculative and involves substantial risks in addition to those of non-defaulted high-yield securities. Defaulted debt securities generally do not generate interest payments. Principal on defaulted debt might not be repaid, and a fund could lose up to its entire investment.

ESG integration risk. The manager considers ESG factors that it deems relevant or additive, along with other material factors and analysis, when managing the fund. ESG factors may include, but are not limited to, matters regarding board diversity, climate change policies, and supply chain and human rights policies. The manager may consider these ESG factors on all or a meaningful portion of the fund’s investments. Incorporating ESG criteria and making investment decisions based on certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize ESG criteria, or funds that utilize different ESG criteria.

High portfolio turnover risk. Trading securities actively and frequently can increase transaction costs (thus lowering performance) and taxable distributions.

Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.

Large company risk. Larger companies may grow more slowly than smaller companies or be slower to respond to business developments. Large-capitalization securities may underperform the market as a whole.

Small and mid-sized company risk. Small and mid-sized companies are generally less established and may be more volatile than larger companies. Small and/or mid-capitalization securities may underperform the market as a whole.

U.S. government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan Banks, although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt securities that they issue are neither guaranteed nor issued by the U.S. government. Such debt securities are subject to the risk of default on the payment of interest and/or principal, similar to the debt securities of private issuers. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.

6.	The following disclosure replaces the first paragraph under the heading “Past performance”:

The following information provides some indication of the risks of investing in the fund by showing changes in performance from year to year and by showing how average annual returns for specified periods compare with those of a broad-based securities market index. The ICE BofA U.S. High Yield Index and the Bloomberg U.S. High Yield 2% Capped Index show how the fund’s performance compares against another broad measure of market performance. The performance information below does not reflect fees and expenses of any variable insurance contract which may use JHVIT as its underlying investment option. If such fees and expenses had been reflected, performance would be lower. The past performance of the fund is not necessarily an indication of how the fund will perform in the future. Prior to February 7, 2025, the fund was managed by a different subadvisor pursuant to different strategies, and thus, the performance presented prior to this date should not be attributed to the current subadvisor, Manulife Investment Management (US) LLC (Manulife IM (US)). The fund’s performance shown below might have differed materially had Manulife IM (US) managed the fund prior to February 7, 2025.

7.

In the “Average annual total returns” table under the heading “Past performance”, the returns of the Bloomberg U.S. Aggregate Bond Index and the ICE BofA U.S. High Yield Index are added as stated below.

Average Annual Total Returns for Period Ended 12/31/2023

Average annual total returns (%)	1 Year	5 Year	10 Year
Series I	13.05	4.90	3.54
Series II	12.70	4.70	3.33
Series NAV	12.87	4.95	3.58
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)[1]	5.53	1.10	1.81
ICE BofA U.S. High Yield Index (reflects no deduction for fees, expenses, or taxes)[2]	13.46	5.21	4.51
Bloomberg U.S. High Yield 2% Capped Index (reflects no deduction for fees, expenses, or taxes)	13.44	5.35	4.59

1	The fund has designated the Bloomberg U.S. Aggregate Bond Index as its new broad-based securities market index in accordance with the revised definition for such an index.
2

Prior to February 7, 2025, the fund’s benchmark index was the Bloomberg U.S. High Yield 2% Issuer Capped Index. Effective February 7, 2025, the fund’s benchmark index is the ICE BofA U.S. High Yield Index. The ICE BofA U.S. High Yield Index is better aligned with the fund’s investment strategy.

8.	The information regarding the subadvisor under the heading “Investment management” is revised and restated in its entirety as follows:

Subadvisor Manulife Investment Management (US) LLC (Manulife IM (US))

9.	The information under the heading “Portfolio management” is revised and restated in its entirety as follows:

James Gearhart, CFA Portfolio Manager Managed the fund since 2025	Jonas Grazulis, CFA Portfolio Manager Managed the fund since 2025	Caryn E. Rothman, CFA Senior Portfolio Manager, Head of Global Credit Managed the fund since 2025

The foregoing is not a solicitation of any proxy. For important information regarding High Yield Trust or to receive a free copy of the proxy statement, when available, or Prospectus or SAI relating to the proposed shareholder vote, please call the appropriate phone number listed below. The proxy statement, Prospectus, and SAI contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the proposal to be presented for shareholder approval at the Shareholder Meeting. The proxy statement, Prospectus, and SAI will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement, Prospectus, and SAI carefully before voting or when considering whether to vote for the proposal.

For John Hancock Life Insurance Company (U.S.A.) variable annuity contracts:	(800) 344-1029
For John Hancock Life Insurance Company (U.S.A.) variable life contracts:	(800) 732-5543
For John Hancock Life Insurance Company of New York variable annuity contracts:	(800) 551-2078
For John Hancock Life Insurance Company of New York variable life contracts:	(800) 732-5543

You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.